DELAWARE VIP TRUST
Nomura VIP Fund for Income Series

IVY VARIABLE INSURANCE PORTFOLIOS
Nomura VIP High Income Series

(each, a “Series”)

Supplement to each Series’ Statutory Prospectus, each dated April 30, 2026, as amended

Effective July 31, 2026, the following changes are made to each Series’ prospectus:

Nomura VIP Fund for Income Series

The following replaces the information in the section of the Series’ prospectus entitled “Series summary – What are the Series’ principal investment strategies?”:

Nomura VIP Fund for Income Series primarily invests in corporate bonds rated at the time of purchase lower than BBB- by Standard & Poor’s Financial Services LLC (S&P) or lower than Baa3 by Moody’s Investors Service, Inc. (Moody’s), or similarly rated by another nationally recognized statistical rating organization (NRSRO) or, if unrated, determined by Nomura Corporate Research and Asset Management Inc. (the “Management Team”) to be of comparable quality. These are commonly known as high yield bonds or “junk bonds” and involve greater risks than investment grade bonds. The Series may also invest in unrated bonds that the Management Team judges to be of comparable quality. Unrated bonds may be more speculative in nature than rated bonds. The Series may also invest in US and foreign government securities and corporate bonds of foreign issuers. The Series may invest in bonds of any maturity or duration. The Series may invest up to 40% of its net assets in foreign securities; however, the Series’ total non-US-dollar currency exposure will be limited, in the aggregate, to no more than 25% of the Series’ net assets, and investments in emerging market securities will be limited to 20% of the Series’ net assets. Emerging market countries include those currently considered to be developing or emerging countries by the World Bank, the United Nations, the countries’ governments, or in the judgment of the Management Team. In selecting bonds for the portfolio, the Management Team evaluates the income provided by the bond and the bond’s appreciation potential as well as the issuer’s ability to make income and principal payments.

The following replaces the information in the section of the Series’ prospectus entitled “Series summary – Who manages the Series?”:

Who manages the Series?

Investment manager
Delaware Management Company, a series of Nomura  Investment Management Business Trust (a Delaware statutory trust)

Sub-advisor
Nomura Corporate Research and Asset Management Inc. (NCRAM)

Portfolio managers	Title with NCRAM	Start date on the Series
David Crall, CFA	President, Chief Executive Officer, Chief Investment Officer, and Managing Director	April 2026
Stephen Kotsen, CFA	Managing Director, Portfolio Manager	April 2026
Amy Yu Chang, CFA	Managing Director, Portfolio Manager	April 2026
Christopher Parham, CFA	Executive Director, Assistant Portfolio Manager	April 2026

Employees of the Manager’s  affiliates outside the US participate in the management of certain funds as “associated persons” of the Manager  under the Manager’s oversight, in accordance with SEC guidance as to “participating affiliate” arrangements. These associated persons may, on behalf of the Manager, provide discretionary investment management services, trading, research and related services directly or indirectly to the Series.

The following replaces the information in the section of the Series’ prospectus entitled “Who manages the Series – Portfolio managers – Nomura VIP Fund for Income Series”:

Nomura VIP Fund for Income Series

David Crall, Stephen Kotsen, Amy Yu Chang, and Christopher Parham are primarily responsible for the day-to-day portfolio management of the Series.

Nomura VIP High Income Series

The following replaces the first paragraph in the section of the Series’ prospectus entitled “Series summary – What are the Series’ principal investment strategies?”:

Nomura VIP High Income Series seeks to achieve its objective by investing primarily in a diversified portfolio of high-yield, high-risk, fixed-income securities, including secured and unsecured loan assignments, loan participations and other loan instruments (loans), of US and foreign issuers, the risks of which are, in the judgment of Nomura Corporate Research and Asset Management Inc (the “Management Team”) consistent with the Series’ objective. The Series invests primarily in lower-quality debt securities, which include debt securities rated BB+ or lower by S&P Global Ratings, a division of S&P Global, Inc. (S&P), or comparably rated by another nationally recognized statistical rating organization (NRSRO) or, if unrated, determined by the Management Team to be of comparable quality. The Series may invest up to 100% of its total assets in non-investment-grade debt securities, commonly called “high-yield” or “junk” bonds, which include debt securities rated BB+ or lower by S&P, or comparably rated by another NRSRO or, if unrated, determined by the Management Team to be of comparable quality. The Series may invest in fixed-income securities of any maturity.

The following replaces the information in the section of the Series’ prospectus entitled “Series summary – Who manages the Series?”:

Who manages the Series?

Investment manager
Delaware Management Company, a series of Nomura  Investment Management Business Trust (a Delaware statutory trust)

Sub-advisor
Nomura Corporate Research and Asset Management Inc.

Portfolio managers	Title with NCRAM	Start date on the Series
David Crall, CFA	President, Chief Executive Officer, Chief Investment Officer, and Managing Director	April 2026
Stephen Kotsen, CFA	Managing Director, Portfolio Manager	April 2026
Amy Yu Chang, CFA	Managing Director, Portfolio Manager	April 2026
Christopher Parham, CFA	Executive Director, Assistant Portfolio Manager	April 2026

Employees of the Manager’s  affiliates outside the US participate in the management of certain funds as “associated persons” of the Manager  under the Manager’s oversight, in accordance with SEC guidance as to “participating affiliate” arrangements. These associated persons may, on behalf of the Manager, provide discretionary investment management services, trading, research and related services directly or indirectly to the Series.

The following replaces the information in the section of the Series’ prospectus entitled “Who manages the Series – Portfolio managers – Nomura VIP High Income Series”:

Nomura VIP High Income Series

David Crall, Stephen Kotsen, Amy Yu Chang, and Christopher Parham are primarily responsible for the day-to-day portfolio management of the Series.

Because everyone's tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in a Series or acting on a distribution check (if applicable).

Please keep this Supplement for future reference.
This Supplement is dated July 30, 2026.